SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PS BUSINESS PARKS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2020

PS BUSINESS PARKS, INC.

(Exact name of registrant as specified in its charter)

California

(State or Other Jurisdiction of Incorporation)

1-10709	95-4300881
(Commission File Number)	(I.R.S. Employer Identification Number)

701 Western Avenue, Glendale, California	91201-2349
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 244-8080

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

   ☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   ☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   ☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   ☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Ticker Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	PSB	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.200% Cum Pref Stock, Series W, $0.01 par value	PSBPrW	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.250% Cum Pref Stock, Series X, $0.01 par value	PSBPrX	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.200% Cum Pref Stock, Series Y, $0.01 par value	PSBPrY	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.875% Cum Pref Stock, Series Z, $0.01 par value	PSBPrZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 20, 2020, PS Business Parks, Inc. (the “Company”) announced that Maria R. Hawthorne, the Company’s President and Chief Executive Officer, is taking a leave of absence for health reasons unrelated to the coronavirus pandemic, effective April 20, 2020. In connection with Ms. Hawthorne’s leave of absence, on April 18, 2020, the Company’s Board of Directors appointed John W. Petersen, the Company’s Executive Vice President and Chief Operating Officer, to serve as interim President and Chief Executive Officer, in addition to his current role, until Ms. Hawthorne returns from her leave of absence or a permanent President and Chief Executive Officer is appointed. Ms. Hawthorne will continue to serve on the Board of Directors during her leave.

Mr. Petersen, age 56, has been Executive Vice President and Chief Operating Officer since he joined the Company in December 2004.

Item 7.01.  Regulation FD Disclosure

A copy of the Company’s press release announcing the matters disclosed in Item 5.02 is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K and the information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press Release dated April 20, 2020.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PS BUSINESS PARKS, INC.

Date: April 20, 2020

By:	/s/ Jeffrey D. Hedges
Jeffrey D. Hedges
Chief Financial Officer

Exhibit 99.1

News Release

PS Business Parks, Inc.

701 Western Avenue

Glendale, CA 91201-2349

psbusinessparks.com

For Release:	Immediately
Date:	April 20, 2020
Contact:	Jeff Hedges
(818) 244-8080, Ext. 1649

PS Business Parks, Inc. Names John W. Petersen as Interim President and

Chief Executive Officer—Maria R. Hawthorne to Take Medical Leave of Absence

GLENDALE, California—PS Business Parks, Inc. (NYSE:PSB) announced today that John W. Petersen, the Company’s Executive Vice President and Chief Operating Officer since December 2004, has been appointed as interim President and Chief Executive Officer, effective immediately. Maria R. Hawthorne, who has served as the Company’s President and Chief Executive Officer since August 2015 and July 2016, respectively, is taking a leave of absence for health reasons unrelated to the coronavirus (COVID-19) pandemic. Mr. Petersen will also continue to serve as Chief Operating Officer, and Ms. Hawthorne will continue to serve on the Company’s Board of Directors during her leave.

Ronald L. Havner, Jr., the Company’s Chairman of the Board, said, “First and foremost, on behalf of the Board and all the Company’s employees, we wish Maria a speedy and full recovery and commend her excellent leadership of the Company over the last four years.”

Mr. Havner continued, “We are pleased that J.P. has agreed to step in as interim President and Chief Executive Officer. J.P. has a deep understanding of the Company’s operations and strategy and during his more than 15 years as Chief Operating Officer has been instrumental in the Company’s success. He has worked closely with Maria over the last four years and has Maria’s full confidence. The Board will continue to work closely with J.P. and the other members of the senior management team to continue to implement the Company’s strategy successfully in Maria’s absence.”

“I appreciate the confidence the Board has placed in me as I step into this role while Maria focuses on her health. I look forward to working with the Board and the rest of the senior management team to continue to serve our customers and manage through the current environment,” said Mr. Petersen.

Company Information

PS Business Parks, Inc., a member of the S&P MidCap 400, is a REIT that acquires, develops, owns and operates commercial properties, primarily multi-tenant industrial, flex and office space. As of March 31, 2020, the Company wholly owned 27.5 million rentable square feet with approximately 5,000 commercial customers in six states and held a 95.0% interest in a 395-unit apartment complex.

Additional information about PS Business Parks, Inc. is available on the Company’s website, which can be found at psbusinessparks.com.

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